Investor Presentation - September 2022 Exhibit 99.1

Investor Presentation – September 20221 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investor Presentation – September 20222 Investment Highlights • Newly Assembled Portfolio of Net Lease Properties • Long Duration Leases with Solid Unit-Level Rent Coverage • Concentrated on Service-Oriented and Experience-Based Tenants • Fungible and Smaller-Scale Single-Tenant Properties • Disciplined and Proven Investment Strategy • Focus on Sale-Leasebacks with Middle-Market Companies • Balance Sheet Positioned to Fund External Growth Opportunities • Long-Term History of Maintaining Conservative Leverage Profile • Senior Management Team with Considerable Net Lease Experience • Demonstrated Record of Growing Public REITs to Significant Scale Service and Experiential Cash ABR1 93% Average Investment Per Property1 $2.3mm Internally-Originated Sale-Leasebacks3,4 87% Average Quarterly Investment Activity2 $223mm 1. As of June 30, 2022. 2. Average quarterly investment activity represents the trailing eight quarter average as of June 30, 2022. 3. Based on Cash ABR as of June 30, 2022. 4. Exclusive of Initial Portfolio. 5. Pro forma adjustments were made to our balance sheet at June 30, 2022, in order to reflect a.) the July 2022 closing of our $400mm unsecured term loan due January 2028 and b.) our overnight equity offering in August 2022 that raised $193mm in net proceeds. Unit-Level Rent Coverage1 4.0x of Weighted Average Lease Term (WALT)1 13.8 Years of Collective Net Lease Experience 40+ Years New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity Proforma Net Debt-to- Annualized Adjusted EBITDAre5 3.9x Gross Debt-to- Undepreciated Gross Assets1 33% of Undepreciated Gross Assets1 $3.8B

Investor Presentation – September 20223 Healthy Net Lease Portfolio1 • Stable Growth Portfolio: 100% occupied with wgt. avg. embedded escalators of 1.5% per annum • Solid Coverage: Unit-level rent coverage of 4.0x with 99% of ABR required to report unit-level P&Ls • De-Minimis Near-Term Expirations: <4.5% of ABR expiring over next five years • Fungible & Diversified: Average asset size is $2.3mm; Top 10 tenants represent 19.0% of ABR Well Positioned Balance Sheet • August Follow-On Offering: Raised $193mm in net proceeds • Low Leverage: Net Debt / Annualized Adjusted EBITDAre of 3.9x1 at 2Q’22-end • Well-Laddered Low-Cost Debt1: Weighted average debt maturity is 5.7 years, and weighted average interest rate is 2.9% at 2Q’22-end • Excellent Liquidity: ~$1.0B1 of liquidity at 2Q’22-end Consistent & Disciplined External Growth • Closed Investments: $131mm of investments closed quarter-to-date2 at 7.2% cash yield • Investment Pipeline: ~$265mm of investments under PSA or signed LOI at a wgt. avg. cash yield of 7.2% • Active Capital Recycling: Generated $43mm of proceeds quarter-to-date2 1. Pro forma adjustments were made to our balance sheet at June 30, 2022, in order to reflect a.) the July 2022 closing of our $400mm unsecured term loan due January 2028 and b.) our overnight equity offering in August 2022 that raised $193mm in net proceeds. 2. As of September 9, 2022, and excluding transaction costs. Executive Summary With a Healthy Portfolio and Well Positioned Balance Sheet, We Continue to Execute Our External Growth Strategy

Investor Presentation – September 20224 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties ✓ E-commerce resistant ✓ Profit centers essential to tenant’s operations ✓ Customers must visit to receive service/experience ✓ Longer lease term ✓ Unit-level financial reporting ✓ Include contractual rent increases ✓ Increases diversification ✓ Deeper pool of potential buyers ✓ Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – September 20225 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of June 30, 2022 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of June 30, 2022 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. Repeat Business Through Existing Senior Management Relationships1 86.0% Internally Originated Sale- Leaseback Transactions2 86.5% Tenant Relationships 39.3% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – September 20226 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,561 Square Footage (mm) 14.4 Tenants (#) 322 Industries (#) 16 States (#) 46 Weighted Average Remaining Lease Term (Years) 13.8 Master Leases (% of Cash ABR) 63.8% Sale-Leaseback (% of Cash ABR)2,3 86.5% Unit-Level Rent Coverage 4.0x Unit-Level Financial Reporting (% of Cash ABR) 98.5% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 19.0% Average Investment Per Property ($mm) $2.3 1. Includes 162 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights June 30, 2022 Tenant Industry Diversification • E-Commerce Resistant: 93% of cash ABR comes from service-oriented and experience-based tenants • Focus on 16 Industries: Results in greater sector expertise and more efficient asset management • Long WALT Limits Near-Term Cash Flow Erosion: <4.5% of our respective ABR expires through 2026 • Highly Transparent with No Legacy Issues: 98.5% unit-level reporting; investment program started in June 2016 Early Childhood Education 13.7% Quick Service Restaurants 12.9% Car Washes 11.7% Medical / Dental 11.3% Auto Service 8.6% Casual Dining 6.1% C-Stores 5.6% Equipment Rental and Sales 4.3% Other Services 2.0% Pet Care Services 1.8% Family Dining 1.7% Entertainment 7.5% Health and Fitness 4.3% Movie Theatres 1.6% Grocery 3.6% Home Furnishings 0.8% Building Materials 1.4% Other Industrial 1.2% Service 79.6%

Investor Presentation – September 20227 Top 10 Tenant Concentration Our Top 10 Tenants Operate 197 Properties and Represent 19.0% of Cash ABR Top 10 Tenants Diversification by Industry Top 10 Tenants1 Properties2 % of Cash ABR 28 3.2% 75 2.0% 16 1.8% 23 1.8% 9 1.7% 5 1.7% 17 1.7% 6 1.7% 13 1.7% 5 1.7% Top 10 Tenants 197 19.0% Total 1,559 100.0% 1. Represents tenant, guarantor or parent company. 2. Property count includes 162 properties that secure mortgage loans receivable and excludes two vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Early Childhood Education Service $ 36,528 13.7% 165 1,741,814 $ 20.84 Quick Service Service 34,398 12.9% 416 1,152,111 29.89 Car Washes Service 31,166 11.7% 107 569,963 54.68 Medical / Dental Service 30,062 11.3% 181 1,225,768 24.52 Automotive Service Service 22,990 8.6% 176 1,101,491 20.70 Casual Dining Service 16,263 6.1% 98 574,882 27.42 Convenience Stores Service 14,811 5.5% 133 507,873 29.32 Equipment Rental and Sales Service 11,532 4.3% 45 812,666 13.56 Other Services Service 5,409 2.0% 24 282,390 19.15 Pet Care Services Service 4,849 1.8% 46 371,069 14.35 Family Dining Service 4,665 1.7% 32 179,942 25.94 Service Subtotal $ 212,673 79.6% 1,423 8,519,969 $ 24.93 Entertainment Experience 19,989 7.5% 38 1,074,782 19.51 Health and Fitness Experience 11,544 4.3% 28 1,045,772 10.29 Movie Theatres Experience 4,301 1.6% 6 293,206 14.67 Experience Subtotal $ 35,834 13.4% 72 2,413,760 $ 14.86 Grocery Retail 9,610 3.6% 28 1,341,200 7.17 Home Furnishings Retail 2,049 0.8% 4 217,339 9.42 Retail Subtotal $ 11,659 4.4% 32 1,558,539 $ 7.48 Building Materials Industrial 3,801 1.4% 23 1,257,017 3.02 Other Industrial Industrial 3,142 1.2% 9 647,533 4.85 Industrial Subtotal $ 6,943 2.6% 32 1,904,550 $ 3.65 Total $ 267,109 100.0% 1,559 14,396,818 $ 18.52

Investor Presentation – September 20228 Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.5% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Rent Coverage Ratio (x) Rent Coverage Ratio (x) 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 32.9% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of June 30, 2022, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.5% Corporate-Level Financial Reporting 98.8% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 1.1% ≥ 2.00x 75.3% Not Reported 1.4% 1.50x to 1.99x 11.0% 1.00x to 1.49x 5.9% < 1.00x 6.4%

Investor Presentation – September 20229 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 Number of Transactions 19 33 22 34 31 55 23 23 Property Count 50 108 74 94 85 96 105 39 Avg. Investment per Unit (in 000s) $2,866 $2,218 $2,650 $2,354 $2,676 $3,230 $2,187 $3,870 Cash Cap Rates2 7.1% 7.1% 7.0% 7.1% 7.0% 6.9% 7.0% 7.0% GAAP Cap Rates3 7.9% 7.7% 7.9% 7.8% 7.9% 7.8% 7.8% 8.0% Master Lease %4,5 79% 89% 79% 83% 80% 59% 83% 86% Sale-Leaseback %4,6 92% 88% 85% 88% 84% 96% 100% 100% Existing Relationship %4 98% 89% 81% 97% 81% 89% 83% 79% % of Financial Reporting4 100% 100% 100% 100% 100% 98% 100% 100% Rent Coverage Ratio 2.8x 3.6x 3.0x 2.7x 2.8x 3.0x 3.3x 2.7x Lease Term Years 17.6 16.3 16.1 13.5 16.4 16.3 15.0 17.2 $148,877 $244,078 $197,816 $223,186 $230,755 $322,203 $237,795 $175,738 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s ) Trailing 8-Quarter Average: $222,556 Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus

Investor Presentation – September 202210 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option. Dispositions 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 Realized Gain/(Loss)1,2 (4.5%) (10.2%) 4.5% (7.3%) 29.8%5 7.5% 0.4% 38.6% Cash Cap Rate on Leased Assets3 7.0% 7.4% 7.1% 7.1% 6.5%5 6.0% 7.1%5 6.2% Leased Properties Sold4 11 21 15 6 11 2 6 8 Vacant Properties Sold4 3 2 1 1 -- -- -- -- $19,595 $39,042 $25,197 $19,578 $10,089 $4,466 $18,443 $26,091 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1 Trailing 8-Quarter Average: $20,313 Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns

Investor Presentation – September 202211 1. Based on cash ABR as of June 30, 2022. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 78.3% 1.5% Every 2 years 1.5 1.5 Every 3 years 0.5 0.2 Every 4 years 0.3 1.0 Every 5 years 11.5 1.9 Other escalation frequencies 5.5 1.1 Flat 2.3 0.0 Total / Weighted Average 100.0% 1.5% Contractual Fixed 94.4% CPI 3.3% Flat 2.3% Leasing Summary Contractual Rent Escalations Generate Dependable Internal Growth

Investor Presentation – September 202212 $600 $200 $430 $400 $400 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M a tu ri n g P ri n c ip a l B a la n c e ( $ m m ) Revolving Credit Facility Availability 2024 Unsecured Term Loan 2027 Unsecured Term Loan Public Unsecured Bonds 2028 Unsecured Term Loan Flexible Debt Structure No Debt Maturities Until 2024 Debt Maturity Schedule1 • Well-Laddered Debt Maturities1: Weighted average debt maturity is 5.7 years • Low-Cost Debt1: Weighted average interest rate is 2.9% 1. Pro forma adjustments were made to our balance sheet at June 30, 2022, in order to reflect the July 2022 closing of our $400mm unsecured term loan due January 2028.

Investor Presentation – September 202213 Low Leverage and Ample Liquidity to Drive Robust AFFO/sh Growth Strong Liquidity and Balance Sheet Capacity to Support External Growth • 100% Unsecured Balance Sheet: Asset base is 100% unencumbered with no secured debt • Flexible Debt Structure: We have no debt maturities until 2024 • Low Leverage: Pro forma1 Net Debt / Annualized Adjusted EBITDAre was 3.9x at 2Q’22-end • Strong Liquidity: On a proforma basis1, we had $1.0B of immediate liquidity at 2Q’22-end, which consisted of $251mm in cash, $150mm of undrawn term loan commitments, and full availability on our $600mm unsecured revolving credit facility Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre1,2) 2023E AFFO per Share Growth3 Source: Public filings, Factset, and SNL. Note: Market data as of September 9, 2022. Financial data as of June 30, 2022, unless otherwise noted. 1. Pro forma adjustments were made to our balance sheet at June 30, 2022, in order to reflect a.) the July 2022 closing of our $400mm unsecured term loan due January 2028 and b.) our overnight equity offering in August 2022 that raised $193mm in net proceeds. 2. Companies may define annualized adjusted EBITDAre differently; accordingly, such data for these companies and EPRT may not be comparable. The impact of forward equity sales are not reflected in net debt. 3. 2023E AFFO per share growth is calculated using FactSet mean AFFO per share estimates for 2022E and 2023E. 8.7% 5.5% 4.7% 4.5% 3.6% 3.2% 3.1% 2.9% 2.8% 1.7% 3.9x 4.9x 5.1x 5.3x 5.3x 5.4x 5.4x 5.5x 5.7x 5.7x

Investor Presentation – September 202214 4% 4% 8% 9% 14% 15% 17% 17% 18% 22% 4.7x 4.6x 4.0x 3.3x 2.8x 2.7x 2.7x NR NR NR 77% 76% 53% 36% 34% 28% 22% 19% 18% 17% 100% 100% 93% 71% 64% 47% 47% 40% 28% 15% FCPT GTY EPRT NNN STOR SRC O BNL ADC NTST Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities ✓ ✓✓ Source: Public filings and press releases. Note: Data based on most recent reported filings for period ending June 30, 2022, not adjusted for post year-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY, O, SRC and STOR coverage based on four-wall. (% of ABR) (% of Rent Expiring through 2026) Less Reliance on Top 10 Tenancy with Smaller Scale Properties✓ (% of ABR) 2 Total Number of Tenant Industries1 7 16 37 124 35 72 57 32 24 99% % Unit-Level Financial Reporting4 99% 14% 51% 91% NR NR75% NR NR $6.6 Average Investment Per Property ($mm)2 $3.6 $2.4 $4.1 $3.8 $2.8 $3.9 $3.4 $1.6 $2.7 13.8 Weighted Average Lease Term (# of Years) 13.2 8.8 9.5 10.6 9.0 10.6 10.3 8.6 8.8

Investor Presentation – September 202215 8.7% 5.5% 4.7% 4.5% 3.6% 3.2% 3.1% 2.9% 2.8% 1.7% 22.7% 13.7% 10.7% 9.9% 9.5% 8.6% 7.8% 7.0% 6.0% 5.5% 18.6x 16.6x 15.8x 15.6x 14.0x 13.9x 13.7x 13.6x 11.9x 11.3x Source: Public filings, FactSet and SNL. Note: Market data as of September 9, 2022. 1. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates. 2. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and 2021A AFFO per share. 3. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2023E AFFO per share estimates. 4. 2023E AFFO per share growth is calculated using FactSet mean 2023E AFFO per share estimates and FactSet mean 2022E AFFO per share estimates. 19.4x 17.1x 17.1x 16.2x 14.8x 14.3x 14.1x 14.1x 12.2x 11.7x 2022E AFFO per Share Multiple1 2022E AFFO per Share Growth2 2023E AFFO per Share Multiple3 2023E AFFO per Share Growth4 Relative Valuation and Growth EPRT’s Projected AFFO/sh Growth is Compelling Relative to Net Lease Peers

2Q’22 Financials

Investor Presentation – September 202217 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $159, $62, $315 and $231 for the three and six months ended June 30, 2022 and 2021, respectively. 2. Includes reimbursable income from the Company’s tenants of $501, $399, $1,054 and $852 for the three and six months ended June 30, 2022 and 2021, respectively. 3. Includes reimbursable expenses from the Company’s tenants of $500, $399, $1,054, and $852 for the three and six months ended June 30, 2022 and 2021, respectively. 4. During the six months ended June 30, 2022, includes debt extinguishment costs associated with the Company's restructuring of its credit and term loan facilities and, during the three and six months ended June 30, 2021, includes debt extinguishment costs associated with the full repayment of the Company's remaining secured debt. Financial Summary – 2Q’22 Consolidated Statements of Operations Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2022 2021 2022 2021 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 67,089 $ 53,150 $ 133,201 $ 98,582 Interest on loans and direct financing lease receivables 3,949 3,879 7,771 6,984 Other revenue, net 408 37 595 52 Total revenues 71,446 57,066 141,567 105,618 Expenses: General and administrative 7,026 6,470 15,089 12,901 Property expenses3 828 1,174 1,837 2,588 Depreciation and amortization 22,074 17,184 42,387 32,830 Provision for impairment of real estate 6,258 398 10,193 6,120 Change in provision for loan losses 107 (166) 167 (128) Total expenses 36,293 25,060 69,673 54,311 Other operating income: Gain on dispositions of real estate, net 10,094 3,710 11,752 7,498 Income from operations 45,247 35,716 83,646 58,805 Other (expense)/income: Loss on debt extinguishment4 — (4,461) (2,138) (4,461) Interest expense (9,190) (7,811) (18,350) (15,489) Interest income 30 17 48 37 Income before income tax expense 36,087 23,461 63,206 38,892 Income tax expense 275 61 576 117 Net income 35,812 23,400 62,630 38,775 Net income attributable to non-controlling interests (159) (116) (278) (196) Net income attributable to stockholders $ 35,653 $ 23,284 $ 62,352 $ 38,579 Basic weighted-average shares outstanding 131,271,882 116,318,386 129,068,197 111,678,562 Basic net income per share $ 0.27 $ 0.20 $ 0.48 $ 0.34 Diluted weighted-average shares outstanding 132,019,501 117,513,344 129,983,198 112,770,501 Diluted net income per share $ 0.27 $ 0.20 $ 0.48 $ 0.34

Investor Presentation – September 202218 1. During the six months ended June 30, 2022, includes debt extinguishment costs associated with the Company's restructuring of its credit and term loan facilities and, during the three and six months ended June 30, 2021, includes debt extinguishment costs associated with the full repayment of the Company's remaining secured debt. 2. Calculations exclude $97, $68, $187 and $187 from the numerator for the three and six months ended June 30, 2022 and 2021, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Financial Summary – 2Q’22 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended June 30, Six months ended June 30, (unaudited, in thousands except per share amounts) 2022 2021 2022 2021 Net income $ 35,812 $ 23,400 $ 62,630 $ 38,775 Depreciation and amortization of real estate 22,048 17,158 42,335 32,779 Provision for impairment of real estate 6,258 398 10,193 6,120 Gain on dispositions of real estate, net (10,094) (3,710) (11,752) (7,498) Funds from Operations 54,024 37,246 103,406 70,176 Other non-recurring expenses1,2 — 4,461 2,138 4,461 Core Funds from Operations 54,024 41,707 105,544 74,637 Adjustments: Straight-line rental revenue, net (6,535) (5,220) (12,801) (8,864) Non-cash interest expense 689 417 1,350 896 Non-cash compensation expense 2,188 1,856 5,024 3,451 Other amortization expense 208 1,315 402 2,420 Other non-cash charges 104 (168) 160 (132) Capitalized interest expense (61) (15) (127) (35) Adjusted Funds from Operations $ 50,617 $ 39,892 $ 99,552 $ 72,373 Net income per share3: Basic $ 0.27 $ 0.20 $ 0.48 $ 0.34 Diluted $ 0.27 $ 0.20 $ 0.48 $ 0.34 FFO per share3: Basic $ 0.41 $ 0.32 $ 0.80 $ 0.60 Diluted $ 0.41 $ 0.32 $ 0.79 $ 0.60 Core FFO per share3: Basic $ 0.41 $ 0.35 $ 0.81 $ 0.64 Diluted $ 0.41 $ 0.35 $ 0.81 $ 0.64 AFFO per share3: Basic $ 0.38 $ 0.34 $ 0.77 $ 0.62 Diluted $ 0.38 $ 0.34 $ 0.76 $ 0.62

Investor Presentation – September 202219 Financial Summary – 2Q’22 Consolidated Balance Sheets (in thousands, except share and per share amounts) June 30, 2022 December 31, 2021 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,124,147 $ 1,004,154 Building and improvements 2,212,212 2,035,919 Lease incentive 14,005 13,950 Construction in progress 22,147 8,858 Intangible lease assets 86,575 87,959 Total real estate investments, at cost 3,459,086 3,150,840 Less: accumulated depreciation and amortization (238,402) (200,152) Total real estate investments, net 3,220,684 2,950,688 Loans and direct financing lease receivables, net 194,963 189,287 Real estate investments held for sale, net 21,787 15,434 Net investments 3,437,434 3,155,409 Cash and cash equivalents 17,993 59,758 Restricted cash 8,221 — Straight-line rent receivable, net 70,741 57,990 Derivative assets 27,645 — Rent receivables, prepaid expenses and other assets, net 25,442 25,638 Total assets $ 3,587,476 $ 3,298,795 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs 628,209 626,983 Senior unsecured notes, net 395,005 394,723 Revolving credit facility 218,000 144,000 Intangible lease liabilities, net 12,305 12,693 Dividend payable 36,066 32,610 Derivative liabilities 123 11,838 Accrued liabilities and other payables 29,794 32,145 Total liabilities 1,319,502 1,254,992 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 6/30/22 and 12/31/21 — — Common stock, $0.01 par value; 500,000,000 authorized; 132,669,947 and 124,649,053 issued and outstanding as of 6/30/22 and 12/31/21, respectively 1,327 1,246 Additional paid-in capital 2,346,037 2,151,088 Distributions in excess of cumulative earnings (110,969) (100,982) Accumulated other comprehensive loss 24,134 (14,786) Total stockholders' equity 2,260,529 2,036,566 Non-controlling interests 7,445 7,237 Total equity 2,267,974 2,043,803 Total liabilities and equity $ 3,587,476 $ 3,298,795

Investor Presentation – September 202220 Financial Summary – 2Q’22 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended June 30, 2022 had occurred on April 1, 2022. 2. Adjustment is made to exclude non-core expenses added back to compute Core FFO, our provision for loan losses and to eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination or loan prepayment fees, if any. Three Months Ended (unaudited, in thousands) June 30, 2022 Net income $ 35,812 Depreciation and amortization 22,074 Interest expense 9,190 Interest income (30) Income tax expense 275 EBITDA 67,321 Provision for impairment of real estate 6,258 Gain on dispositions of real estate, net (10,094) EBITDAre 63,485 Adjustment for current quarter re-leasing, acquisition and disposition activity1 2,497 Adjustment to exclude other non-core and non-recurring activity2 (58) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (276) Adjusted EBITDAre - Current Estimated Run Rate 65,648 General and administrative 7,026 Adjusted net operating income ("NOI") 72,674 Straight-line rental revenue, net1 (5,787) Other amortization expense 208 Adjusted Cash NOI $ 67,095 Annualized EBITDAre $ 253,940 Annualized Adjusted EBITDAre $ 262,592 Annualized Adjusted NOI $ 290,696 Annualized Adjusted Cash NOI $ 268,380

Investor Presentation – September 202221 Financial Summary – 2Q’22 Market Capitalization, Debt Summary and Leverage Metrics 1. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. 2. Common equity & units as of June 30, 2022, based on 132,669,947 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. (dollars in thousands, except share and per share amounts) June 30, 2022 Rate Maturity Unsecured debt: $200mm term loan $ 200,000 3.3% 1.8 years $430mm term loan 430,000 2.5% 4.6 years Senior Unsecured Notes 400,000 3.1% 9.0 years Revolving credit facility1 218,000 2.5% 3.6 years Total unsecured debt $ 1,248,000 2.8% 5.4 years Gross debt $ 1,248,000 2.8% 5.4 years Less: cash & cash equivalents (17,993) Less: restricted cash available for future investment (8,221) Net debt $ 1,221,786 Equity: Preferred stock $ — Common stock & OP units (133,223,794 shares @ $21.49/share as of 6/30/22)2 2,862,979 Total equity $ 2,862,979 Total enterprise value ("TEV") $ 4,084,765 Net Debt / TEV 29.9% Net Debt / Annualized Adjusted EBITDAre 4.7x

Investor Presentation – September 202222 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202223 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – September 202224 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).